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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)  February 9, 2006

                                  MetLife, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-15787                                      13-4075851
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    (Commission File Number)                   (IRS Employer Identification No.)


      200 Park Avenue, New York, New York                      10166-0188
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   (Address of Principal Executive Offices)                    (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

     On February 9, 2006, MetLife, Inc., a Delaware Corporation, issued (i) a press release announcing its results for the quarter and full year ended December 31, 2005, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended December 31, 2005, a copy of which is attached hereto as
Exhibit 99.2 and is incorporated herein by reference. The press release and the Quarterly Financial Supplement are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Not applicable

     (d) 99.1 Press Release of MetLife, Inc., dated February 9, 2006, announcing fourth quarter and full year 2005 results.

          99.2 Quarterly Financial Supplement for the quarter ended December 31, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                METLIFE, INC.

                                By:   /s/ Gwenn L. Carr
                                      ------------------------------------------
                                      Name: Gwenn L. Carr
                                      Title: Senior Vice-President and Secretary

Date: February 9, 2006
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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number        Exhibit
-------       -------

99.1 Press Release of MetLife, Inc., dated February 9, 2006, announcing fourth quarter and full year 2005 results.

99.2          Quarterly Financial Supplement for the quarter ended December 31,
              2005.